Majesco Entertainment Company Sale

On June 23, 2017, Polarityte, Inc. (the “Company”) sold Majesco Entertainment Company, a wholly owned subsidiary of the Company pursuant to the Purchase Agreement. Under the Purchase Agreement, the Buyer agreed to acquire all of the assets and to assume certain liabilities of Majesco Entertainment Company. Pursuant to the terms of the Purchase Agreement, the Company will receive total cash consideration of approximately $100,000 ($5,000 upon signing the Purchase Agreement and 19 additional monthly payments of $5,000) plus contingent consideration based on net revenues.

Pro Forma Information

The accompanying unaudited pro forma condensed consolidated statements of operations of the Company for the years ended October 31, 2016 and 2015 and the six months ended April 30, 2017 are presented as if the Majesco Entertainment Company sale had occurred on November 1, 2014. The accompanying unaudited pro forma condensed consolidated balance sheet of the Company as of April 30, 2017 is presented as if the Majesco Entertainment Company sale had occurred on April 30, 2017. The pro forma adjustments related to the Majesco Entertainment Company sale do not reflect the final purchase price or final asset and liability balances of Majesco Entertainment Company. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future.

The historical consolidated financial information has been adjusted in the unaudited pro forma financial information to give effect to pro forma events that are (1) directly attributable to the disposal, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma information does not reflect several changes the Company expects to realize after the Majesco Entertainment Company sale, because the changes are not certain.

The following is a brief description of the amounts recorded under each of the column headings in the unaudited pro forma consolidated statements of operations and balance sheet:

Polarityte, Inc.

This column reflects the Company’s historical audited operating results for the years ended October 31, 2016 and 2015 and the historical and unaudited operating results of continuing operations and financial condition as of and for the six months ended April 30, 2017 prior to any adjustment for the Majesco Entertainment Company sale described above.

Disposal

This column reflects the elimination of the historical operating results of Majesco Entertainment Company for the years ended October 30, 2016 and 2015 and the six months ended April 30, 2017 at the amounts that have been reflected in the Company’s condensed consolidated statements of operations for those periods. The disposal column on the unaudited pro forma condensed consolidated balance sheet as of April 30, 2017 reflects the value of assets and liabilities included in the Majesco Entertainment Company as of that date.

Pro Forma Adjustments

This column on the unaudited pro forma condensed consolidated balance sheet reflects the pro forma effect of the receipt and use of the cash consideration from the Majesco Entertainment Company sale.

POLARITYTE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

As of April 30, 2017

			Pro Forma
	Polarityte, Inc.	Disposal	Adjustments	Notes	Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$4,777	$-	$5	(a)	$4,782
Due from Zift Interactive LLC	-	-	95	(a)	95
Accounts receivable	65	-	-		65
Prepaid expense and other current assets	326	-	-		326
Total current assets	5,168	-	100		5,268

Property and equipment, net	1,878	-	-		1,878
Total assets	$7,046	$-	$100		$7,146

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and other accrued expenses	$1,409	(480)	-		929
Total current liabilities	1,409	(480)	-		929

Commitments and contingencies

Stockholders' deficit
Convertible preferred stock	111,948	-	-		111,948
Common Stock, $.001 par value	6	-	-		6
Additional paid-in-capital	137,880	-	-		137,880
Accumulated deficit	(244,197)	-	580	(b)	(243,617)
Total stockholders' equity	5,637	-	580		6,217
Total liabilities and stockholders' equity	$7,046	$(480)	$580		$7,146

POLARITYTE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except for per share amounts)

Six Months Ended April 30, 2017

			Pro Forma
	Polarityte, Inc.	Disposal	Adjustments	Notes	Pro Forma

Net revenues	$415	$(415)	$-		$-
Gross profit	415	(415)	-		-
Operating costs and expenses
Product research and development	38	(38)	-		-
Research and development - intellectual property acquired	104,693	-	-		104,693
Selling and marketing	24	(24)	-		-
General and administrative	11,496	(1,093)	-		10,403
Depreciation and amortization	184	(11)	-		173
	116,435	(1,166)	-		115,269
Operating loss	(116,020)	751	-		(115,269)
Other expenses (income)
Interest income	(7)	-	-		(7)
Change in fair value of warrant liability	8	-	-		8
Loss before income taxes	(116,021)	751	-		(115,270)
Income taxes	-	-	-		-
Net loss	(116,021)	751	-		(115,270)
Net loss attributable to common stockholders	$(116,021)	$751	$-		$(115,270)

Net loss per share, basic and diluted:	$(28.93)				$(28.75)
Weighted average shares outstanding, basic and diluted:	4,009,853				4,009,853

POLARITYTE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except for per share amounts)

Year Ended October 31, 2016

			Pro Forma
	Polarityte, Inc.	Disposal	Adjustments	Notes	Pro Forma

Net revenues	$1,542	$(1,542)	$-		$-
Cost of sales
Product costs	1	(1)	-		-
Software development costs and license fees	285	(285)	-		-
	286	(286)	-		-
Gross profit	1,256	(1,256)	-		-
Operating costs and expenses
Product research and development	90	(90)	-		-
Selling and marketing	14	(14)	-		-
General and administrative	6,031	(1,932)	-		4,099
Depreciation and amortization	27	(27)	-		-
	6,162	(2,063)	-		4,099
Operating loss	(4,906)	807	-		(4,099)
Other expenses (income)
Interest income	(18)	-	-		(18)
Change in fair value of warrant liability	(248)	-	-		(248)
Loss before income taxes	(4,640)	807	-		(3,833)
Income taxes	-	-	-		-
Net loss	(4,640)	807	-		(3,833)
Special cash dividend attributable to preferred stockholders	(6,002)	-	-		(6,002)
Net loss attributable to common stockholders	$(10,642)	$807	$-		$(9,835)

Net loss per share, basic and diluted:	$(5.08)				$(4.69)
Weighted average shares outstanding, basic and diluted:	2,096,022				2,096,022

POLARITYTE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except for per share amounts)

Year Ended October 31, 2015

			Pro Forma
	Polarityte, Inc.	Disposal	Adjustments	Notes	Pro Forma

Net revenues	$6,693	$(6,693)	$-		$-
Cost of sales
Product costs	2,328	(2,328)	-		-
Software development costs and license fees	1,095	(1,095)	-		-
	3,423	(3,423)	-		-
Gross profit	3,270	(3,270)	-		-
Operating costs and expenses
Product research and development	174	(174)	-		-
Selling and marketing	771	(771)	-		-
General and administrative	5,350	(2,140)	-		3,210
Depreciation and amortization	61	(61)	-		-
Workforce reduction	840	(840)	-		-
	7,196	(3,986)	-		3,210
Operating loss	(3,926)	716	-		(3,210)
Other expenses (income)
Interest income	45		-		45
Gain on extinguishment of liabilities	(1,465)	1,465	-		-
Gain on asset sales, net	(50)	50	-		-
Other non-operating gains, net	(198)	-	-		(198)
Change in fair value of warrant liability	1,548	-	-		1,548
Loss before income taxes	(3,806)	(799)	-		(4,605)
Income taxes	(3)	-	-		(3)
Net loss	(3,809)	(799)	-		(4,608)
Conversion features accreted as dividends	(2,252)	-	-		(2,252)
Net loss attributable to common stockholders	$(6,061)	$(799)	$-		$(6,860)

Net loss per share, basic and diluted:	$(4.93)				$(5.59)
Weighted average shares outstanding, basic and diluted:	1,228,275				1,228,275

POLARITYTE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a)	Total consideration for the Majesco Entertainment Company sale is as follows (in thousands):

Cash payment of $5,000 upon signing the Purchase Agreement	$5,000
Other cash payments - 19 additional monthly payments	95,000
Contingent consideration *	-
Total consideration	$100,000

* The contingent consideration was not considered probable of realization and was valued at $0.

(b)	The gain on sale of Majesco Entertainment Company Sale is as follows (in thousands):

Total consideration	$100,000
Total equity in Majesco Entertainment Company	(480,000)
Net gain on sale of Majesco Entertainment Company	$580,000